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                                                                    EXHIBIT 99.2


                              BOARD OF DIRECTORS OF
                         STURM, RUGER & COMPANY, INC.
                              AMENDMENT TO BY-LAWS

            RESOLVED: that effective as of July 26, 2005 pursuant to Article 3,
Section 2 of the by-laws of the Corporation, the number of Directors constituting the Board of Directors of the Corporation shall be increased to eight (8) until such time as the number is increased or decreased by resolution of the Board of Directors.


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